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EX-99 B. 5.


First MetLife Investors Variable Annuity Class C

                                Variable Annuity
                                   Application
                                                  Send Application and check to:
                                       First MetLife Investors Insurance Company
                                           Policy Service Office: P.O. Box 10366
                                                     Des Moines, Iowa 50306-0366
                                             For assistance call: 1-800 848-3854
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 ACCOUNT INFORMATION

1. Annuitant

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  Name            (First)        (Middle)       (Last)

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  Address         (Street)       (City)        (State)     (Zip)

  Social
  Security Number ______________-- ______________-- ______________
  Sex   w M   w F         Date of Birth ______/______/______
  Phone (_____) __________________________________________________


2. Owner (Complete only if different than Annuitant)
   Correspondence is sent to the Owner.

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  Name            (First)        (Middle)       (Last)

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  Address         (Street)       (City)        (State)     (Zip)

  Social
  Security/Tax ID Number _________-- ______________-- ____________

  Sex  w M w F              Date of Birth/Trust__________ /_______ /
  Phone (_____) __________________________________________________

3. Joint Owner

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  Name            (First)        (Middle)       (Last)

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  Address         (Street)       (City)        (State)     (Zip)

  Social
  Security Number ______________-- ______________-- ______________

  Sex   w M   w F         Date of Birth ______/______/______
  Phone (_____) __________________________________________________

4. Beneficiary
   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.



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  Primary Name         Address       Relationship       Social Security Number %

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  Primary Name         Address       Relationship       Social Security Number %

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  Contingent Name      Address       Relationship       Social Security Number %

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  Contingent Name      Address       Relationship       Social Security Number %


5. Plan Type
   w  Non-Qualified
   Qualified
   w  401
   w  403(b) TSA Rollover*

   408 IRA* (check one of the options listed below)

   Traditional IRA                 SEP IRA                         Roth IRA
   ---------------                 -------                         --------
   w Transfer                      w Transfer                      w Transfer
   w Rollover                      w Rollover                      w Rollover
   w Contribution - Year______     w Contribution - Year______     w Contribution - Year______

*The annuitant and owner must be the same person.

6. Purchase Payment
Funding Source of Purchase Payment
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w  1035 Exchange        w  Check         w  Wire

Initial Purchase
Payment   $____________________________
   Make Check Payable to First MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
    $25,000 (Non-Qualified and Qualified)


COMMUNICATIONS


7. Special Requests


8. Replacements

Does the applicant have any existing life insurance policies or annuity contracts? w Yes w No

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? w Yes w No

If "Yes", applicable disclosure and replacement forms must be attached.



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9. Acknowledgement and Authorization

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
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           (Owner Signature & Title, Annuitant unless otherwise noted)
                         (Joint Owner Signature & Title)
                  (Signature of Annuitant if other than Owner)
Signed at
                      (City)                   (State)
Date

10. Agent's Report
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                                Agent's Signature
                                      Phone
                             Agent's Name and Number
                            Name and Address of Firm
                             State License ID Number
                              Client Account Number